EXHIBIT 3.2

                                       BY-LAWS

                        (As amended through January 19, 1995)

                                      ARTICLE I

                                 Location of Offices
                                 ___________________

          Section  1.   Principal  Office.   The  principal  office of  the
                        _________________
          Corporation shall be located in Kansas City, Jackson County, Missouri, or at such other place as may be designated from time to time by the Board of Directors.

          Section 2.  Other Offices.   The Corporation may have offices  at
                      _____________
          such other place or places, either within or without the State of Missouri, as the Board of Directors may from time to time designate.


                                      ARTICLE II

                               Meetings of Stockholders
                               ________________________

          Section  1.    Annual  Meeting.     The  annual  meeting  of  the
                         _______________
          stockholders shall be held at the principal office of the Corporation, or at such other place as shall be designated in the notice thereof, beginning at 11:00 a.m. or such other hour as shall be designated in such notice, on the Thursday following the third Wednesday in April in each year, or if that be a legal holiday on the next succeeding day not a legal holiday, for the purpose of electing a Board of Directors and transacting such other business as may come before the meeting.

          Section  2.     Special  Meetings.    Special  meetings   of  the
                          _________________
          stockholders may be called at any time by the Chairman of the Board, or in the case of the absence or disability of the Chairman of the Board, by the Vice-Chairman of the Board, or the President, or at any time upon the written request of a majority of the Board of Directors, or upon the written request of the holders of not less than one-fifth of the outstanding stock of the Corporation entitled to vote at such meeting. Each call for a special meeting of the stockholders shall state the time, the day, the place and the purpose or purposes of such meeting, and shall be in writing, signed by the persons making the same, and delivered to the Secretary. No business shall be transacted at a special meeting other than such as is included in the purposes stated in the call.

          Section 3.   Notice of Meetings.   Written  or printed notice  of
                       __________________
          each meeting of the stockholders stating the hour and day when, and the place where, such meeting is to be held shall be served as hereinafter provided on each stockholder entitled to vote thereat not less than ten (10) days or no more than fifty (50) days before such meeting, except that further notice shall be given of particular matters if required by law. In the case of the annual meetings the notice shall state that the purposes thereof are the election of a Board of Directors and the transaction of such other business as may come before the meeting. In the case of a special meeting such notice shall state the purpose or purposes for which the meeting is called. Service of such notice shall be made either personally or by depositing the same in a sealed envelope addressed to the stockholder at his address as it appears upon the records of the Corporation, and deposited in a United States Post Office, with the postage thereon prepaid. If such notice is served by mailing the same, it shall be deemed to have been given at the time when the same shall be thus mailed. If any stockholder shall not have an address appearing upon the books of the Corporation, such notice may be given by mailing the same as heretofore provided, addressed to such stockholder at the General Post Office in Kansas City, Missouri. Service of such notice shall be made by the Secretary, but in case the Secretary shall refuse or neglect to serve such notice upon each stockholder as herein provided, then such service may be made by any officer or director of the Corporation. In addition, such published notice shall be given as required by law.

          Section 4.   Waiver of Notice.   Any stockholder may waive notice
                       ________________
          of any meeting of the stockholders, by a writing signed by him, or by his duly authorized attorney, either before or after the time of such meeting. A copy of such waiver shall be entered in the minutes, and shall be deemed to be the notice required by law or by these By-Laws. Any stockholder present in person, or represented by proxy, at any meeting of the stockholders shall be deemed to have thereby waived notice of such meeting except where such attendance is for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

          Section 5.   Actions  Without a  Meeting.   Any  action which  is
                       ___________________________
          required to be taken, or may be taken, at a meeting of stockholders may be taken without a meeting if consents in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof. Such consents shall have the same force and effect as a unanimous vote of the stockholders at a meeting duly held, and may be stated as such in any certificate or document filed under the provisions of Chapter 351 of the Revised Statutes of Missouri, 1959, as amended. The Secretary shall file such consents in the minute book of the Corporation.

          Section 6.  List of Stockholders.  At least ten (10)  days before
                      ____________________
          each meeting of stockholders the Secretary shall cause to be prepared a complete list of the names and addresses of all stockholders entitled to vote at such meeting, arranged in alphabetical order, with the number of shares held by each, and such list shall be produced and kept at the registered Missouri office and shall be subject to inspection by any stockholder during regular business hours. Such list shall also be produced and kept open at the meeting and shall be subject to inspection by any stockholder during the meeting.

          Section  7.   Quorum.   At  any meeting  of  the stockholders,  a
                        ______
          majority of the outstanding capital stock entitled to vote at such meeting, being represented in person or by proxy, shall constitute a quorum for all purposes, including the election of directors, except where it is otherwise provided by law.

          Section 8.   Organization.  The Chairman of the Board, and in his
                       ____________
          absence, the Vice-Chairman of the Board or the President, shall preside at each meeting of the shareholders and shall act as Chairman thereof. The Secretary shall act as secretary of all meetings of the stockholders.

          Section 9.   Voting.  At  each meeting of the  stockholders, each
                       ______
          stockholder shall be entitled to vote in person, or by proxy made in accordance with the provisions of the By-Laws of the
          Corporation, held by some person or persons present at such meeting, upon all matters presented at the meeting. With the exception of the election of directors, each stockholder shall have one vote for each share of stock standing in his name on the books of the Corporation on the record date determined as provided in Section 6 of Article VII of the By-Laws. In the election of directors each stockholder shall have the right to cast as many votes in the aggregate as shall equal the number of shares held by him multiplied by the number of directors to be elected at such election, and said votes may be cast for one director or distributed among two or more candidates. All questions, except any question the manner of deciding which is specially regulated by law, shall be determined by a majority of the outstanding shares of capital stock represented at each meeting. If voting shall be by ballot for the election of directors or other questions, the Chairman of such meeting of the stockholders may appoint not less than two (2) persons, who are not directors or candidates for the election as a director, to act as Inspectors of Election and to receive and canvass the votes cast at such meeting and certify the results to the Chairman. Each such Inspector, before entering upon the discharge of his duties, shall take and subscribe the following oath: "I do solemnly swear, that I will execute the duties of an













          Inspector of the election now to be held, with strict impartiality and according to the best of my ability." The Inspectors of Election shall take care of the polls and after the balloting shall make and file a written certificate of the result of the votes cast at the meeting.

          Section  10.     Adjournment.     If,  at  any  meeting   of  the
                           ___________
          stockholders, a quorum shall fail to attend at the time and place for which such meeting was called, or if the business of such meeting shall not be completed, the stockholders present in person or represented by proxy may, by a majority vote, adjourn the meeting from day to day, or from time to time, not exceeding ninety (90) days from such adjournment, without further notice, until a quorum shall attend or the business thereof shall be completed. Such adjournment and the reasons therefor shall be recorded in the minutes. At any such adjournment meeting, any business may be transacted which might have been transacted at the meeting as originally called.

          Section 11.  Proxies.  Every proxy  must be in writing, signed by
                       _______
          the stockholder himself, or by his duly authorized attorney, or by his legal representative, and must be filed with the Secretary of the Corporation at or before the roll call of the meeting at which the same is to be used, and unless so signed and filed it cannot be used at such meeting. Any proxy may be revoked at the pleasure of the person executing it, by a writing similarly signed and filed, unless such person shall have specified therein that it is irrevocable. No proxy shall be valid after the expiration of eleven (11) months from its date, unless the person executing it shall have specified therein the length of time for which such proxy is to continue in force. In the event that such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one, shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated, unless the instrument shall otherwise provide.


                                     ARTICLE III

                                      Directors
                                      _________

          Section 1.   Qualifications.  The corporate  powers, business and
                       ______________
          property of the Corporation shall be exercised, conducted and controlled by the Board of Directors. It shall not be necessary for a director to be a stockholder.

          Section 2.  Directors - Number; Classes.  Unless the  Articles of
                      ___________________________
          Incorporation shall require a different number, the number of directors to constitute the Board of Directors shall be twenty-seven (27). Commencing with the annual meeting of shareholders in 1979, the Board of Directors shall be divided into three classes, Class I, Class II, and Class III, as nearly equal in number as possible. At the annual meeting of shareholders in













          1979, directors of the first class (Class I) shall be elected to hold office for a term expiring at the next succeeding annual meeting of shareholders, directors of the second class (Class II) shall be elected to hold office for a term expiring at the second succeeding annual meeting of shareholders, and directors of the third class (Class III) shall be elected to hold office for a term expiring at the third succeeding annual meeting of shareholders. At each annual meeting of shareholders, subsequent to the annual meeting of shareholders in 1979, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any increase or decrease in the authorized number of directors shall be apportioned among the classes so as to make all classes as nearly equal in number as possible. No decrease in the authorized number of directors shall shorten the term of any incumbent director. If it shall happen at any time that the election of directors shall not be held on the day designated by the By-Laws of the Corporation, such election may be held on any other day at a special meeting of the shareholders called and held for that purpose.

          Section  3.  Election  of Directors; Terms;  Removals; Vacancies.
                       ___________________________________________________
          If at any meeting of shareholders, due to a vacancy or vacancies, or otherwise, directors of more than one class are to be elected, each class of directors to be elected at the meeting shall be elected in a separate election. Each director shall hold office for the term for which he is elected in accordance with these By-Laws, and until his successor is elected and qualified or until his earlier death, resignation or removal. The entire Board or any one or more directors may be removed with or without cause if
          (1) at a meeting specially called for the purpose of removing directors, the holders of at least two-thirds of the outstanding shares of stock then entitled to vote in elections of directors shall vote for such removal, and (2) as to any director, the number of shares voted against removal would not be sufficient to elect him if then cumulatively voted in an election of the entire Board of Directors, or, if there be classes of directors, at an election of the class of directors of which he is a part. If the office of any director is vacant by reason of death, resignation, removal or increase in the number of authorized directors due to amendment of the By-Laws, a majority of the other directors, though less than a quorum, may fill the vacancy until a successor shall have been duly elected at a shareholders meeting, which election shall be not later than the next regularly scheduled annual meeting of the shareholders. Any successor so elected at a shareholders meeting shall be elected for a term which shall expire on the same date as the term of his predecessor would have expired.

          Section  4.  Annual Meeting.  The annual meeting of the directors
                       ______________
          for the purpose of electing officers and transacting such other business as may come before the meeting shall be held on the same day as the annual meeting of the stockholders, following the final adjournment of the annual meeting of stockholders on that day. In the event the annual meeting of stockholders is continued, recessed or adjourned from day to day, or from time to time, then in such event the annual meeting of the directors shall be held immediately following the final adjournment of the annual meeting of stockholders. If for any reason such annual meeting of the directors is not or cannot be held as herein prescribed, the officers may be elected at any meeting of the directors thereafter held.

          Section 5.  Regular Meetings Other Than Annual Meetings.  Regular
                      ___________________________________________
          meetings of  the directors may be held at  such time and place as shall be determined from time to time by resolution of the Board of Directors. After the time and place of such regular meeting shall have been so determined, no notice of such regular meeting need be given.

          Section 6.   Special Meetings.  Special  meetings of the Board of
                       ________________
          Directors for any purpose or purposes shall be called by the Secretary of the Corporation at the written request of the Chairman of the Board, the Vice-Chairman of the Board, the President or at the written request of a majority of the directors. Such request shall state the purpose or purposes of the proposed meeting.

          Section 7.  Notice of Meetings.   No notice shall be required  to
                      __________________
          be given of any regular meeting of the Board of Directors. Notice of any change in the place of holding any regular meeting, or of any adjournment of a regular meeting to reconvene at a different place, shall be given by mail or telegraph not less than forty-eight (48) hours before such meeting, to all directors who were absent at the time such action was taken. The Secretary of the Corporation shall give notice of all special meetings of the directors by delivering to each director in person not later than the day prior to the meeting, or as to any such director not so personally notified by mailing to him, a written or printed notice of such meeting, postage prepaid, or by telegraph or by messenger delivery to each such director, at his last known address, so that in the ordinary course of the method of delivery it would reach such director at least on the day prior to the meeting. The business transacted at all special meetings of directors shall be confined to the subjects stated in the notice and to matters germane thereto, unless all directors of the Corporation are present at such meeting and consent to the transaction of other business. Whenever any notice is required to be given to any director under any provisions of the By-Laws, a waiver thereof in writing, signed by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Such waiver may be by telegram, confirmed in writing within five (5) days thereafter.

          Section 8.   Actions Without  a Meeting.   If all the  directors,
                       __________________________
          severally or collectively, consent in writing to any action to be taken by the directors, such consents shall have the same force and effect of a unanimous vote of the directors at a meeting duly held, and may be stated as such in any certificate or document filed under the provisions of Chapter 351 of the Revised Statutes of Missouri, 1959, as amended. The Secretary shall file such consents in the minute book of the Corporation.

          Section 9.  Quorum.  A majority  of the Board of Directors of the
                      ______
          Corporation, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business, and the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except where otherwise provided by law or by the By-Laws of the Corporation.

          Section  10.   Adjournment.  If  at any  meeting of the  Board of
                         ___________
          Directors a quorum shall fail to attend, a majority of the directors present at the time and place appointed for such meeting may adjourn the meeting from time to time to any date until the next regular meeting, without notice other than verbal announcement at the meeting and adjournments thereof, until a quorum shall attend. Likewise, any meeting of directors at which a quorum is present may also be adjourned, in like manner and on like notice, for such time or upon such call as may be determined by vote of a majority of the directors there present. At any adjournment of any such meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

          Section 11.  Organization.  The Chairman of the Board, and in his
                       ____________
          absence the Vice-Chairman of the Board or the President, and in the absence of all of them, a Chairman pro tem, chosen by the directors present, shall preside at each meeting of the directors and shall act as Chairman thereof. The Secretary or an Assistant Secretary, and in the absence of the Secretary or any Assistant Secretary, a Secretary pro tem, chosen by the directors present, shall act as Secretary of all meetings of the directors.

          Section 12.  Rules and Regulations.  The Board of Directors shall
                       _____________________
          supervise all officers and agents and see that their duties are properly performed. The Board of Directors may adopt such rules and regulations for the conduct of their meetings, the guidance of the officers and the management of the affairs of the Corporation as they deem proper, not inconsistent with law or the By-Laws of the Corporation, and may, from time to time, determine the order of business at their meetings.

          Section  13.   Minutes and  Statements.   The Board  of Directors
                         _______________________
          shall cause to be kept a complete record of their meetings and acts, and of the proceedings of the stockholders.

          Section 14.   Powers of the Board.   In addition to the power and
                        ___________________
          authority conferred upon them by law, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law prohibited or limited, and which are not required or directed to be exercised or done by the stockholders.















          Section 15.   Compensation of Directors.  The  compensation to be
                        _________________________
          paid the directors of this Corporation for services at all regular or special meetings of the Board of Directors shall be determined from time to time by the Board of Directors; provided, that no such compensation shall be paid to any director who shall at the time be receiving a salary from this Corporation or any of its subsidiaries as an officer thereof.


                                      ARTICLE IV

                                      Committees
                                      __________

          Section 1.  Executive Committee.   The Board of Directors may, by
                      ___________________
          resolution passed by a majority of the total number of directors, designate an Executive Committee to consist of the Chairman of the Board, the President, and such number of other Directors,
          Advisory Directors and Executive Officers as they shall determine. The members of the Executive Committee shall hold their office as such until the membership is changed by the Board of Directors. In making such new appointments the Board of
          Directors shall designate the Directors, Advisory Directors or Executive Officers said appointees are to succeed and the time they are respectively to serve on said Committee. The Executive Committee shall have and may exercise all powers of the Board of Directors. A majority of the members of the Executive Committee shall determine its action and shall fix the time and place of its meetings unless the Board of Directors shall otherwise provide. When regular meetings have been established no notice shall be required thereof and any and all business may be transacted thereat. Notices of special meetings shall be given in the same manner as is provided for special meetings of the Board of Directors. Unless otherwise indicated in the notice thereof any and all business may be transacted at a special meeting. A majority of the Executive Committee shall constitute a quorum. The Executive Committee shall keep regular minutes of its proceedings and shall report the same at the next succeeding meeting of the Board of Directors.

          Section 2.  Other Committees.   The Board of Directors may,  from
                      ________________
          time to time, designate such other committees as the Board may deem advisable, and may select or designate the manner of selecting any such committee, which committee may consist in whole or in part of officers of this Corporation, whether or not they be directors thereof, or directors of any subsidiary of this corporation. Each such committee shall have and may exercise such powers as the Board of Directors shall provide by its resolution.

          Section  3.   Compensation of  Committee Members.   The  Board of
                        __________________________________
          Directors shall determine the compensation to be paid to each member of any committee appointed by it for service on such committee, provided that no such compensation shall be paid to any committee member who shall at the time be receiving a salary from the Corporation or any of its subsidiaries as an officer thereof.

                                      ARTICLE V

                                       Officers
                                       ________

          Section 1.   Executive Officers.   The executive officers  of the
                       __________________
          Corporation shall be a Chairman of the Board, a President, one or more Vice-Chairmen of the Board, one or more Vice Presidents, a Secretary, a Treasurer and such other executive officers as shall be designated by the Board of Directors, all of whom shall be chosen by the Board of Directors. The Chairman of the Board and the President shall be chosen from among the directors; any person may hold two or more offices, except the offices of Chairman of the Board and Secretary, or President and Secretary.

          Section 2.   Subordinate Officers.   The Board of  Directors, the
                       ____________________
          Chairman of the Board, the Vice-Chairman of the Board, or the President may appoint such subordinate officers and such assistant officers as the Board of Directors, the Chairman of the Board, the Vice-Chairman of the Board, or the President may deem necessary or advisable.

          Section 3.   Tenure of Office and Removal.   The tenure of office
                       ____________________________
          of each of the executive officers of the Corporation, subject to prior removal, shall be until the close of the next annual meeting of the stockholders following his election, and until the election of his successor. Any executive officer may be removed at any time prior to the expiration of his term by affirmative vote of the majority of the directors. The Board of Directors, the Chairman of the Board, the Vice-Chairman of the Board, or the President may remove any subordinate officer or assistant officer at any time. If the office of any officer of the Corporation becomes vacant by reason of death, resignation, retirement, disqualification or removal from office, or inability to act, the Board of Directors may, in every such case, choose a successor for such officer who shall hold office for such term as may be prescribed by the Board of Directors, but no longer than the unexpired portion of the term of the officer or agent whose place is vacant, and until his successor shall have been duly elected and qualified.

          Section 4.   Compensation.  The Board of  Directors may from time
                       ____________
          to time in its discretion fix or alter the compensation of any executive officer and the Board of Directors or the officer who appointed any subordinate or assistant officer may from time to time in its or his discretion fix or alter the compensation of any subordinate or assistant officer.

          Section 5.  Duties of the  Officers.  The Chairman of the  Board,
                      _______________________
          the Vice-Chairman of the Board, the President and the Vice-Presidents shall perform such duties as may from time to time be directed by the Board of Directors and have such powers as may from time to time be conferred upon them by the Board of Directors, except to the extent otherwise provided by law.

          The Secretary shall attend all meetings of the stockholders of the Corporation, and the Board of Directors and standing committees. He shall act as the clerk or secretary thereof and shall record all of the proceedings of such meetings in minute books kept for that purpose. He shall keep in safe custody the corporate seal of the Corporation and is authorized to affix the same to all instruments requiring the Corporation's seal. He shall have charge of the corporate records and, except to the extent authority may be conferred upon any transfer agent or registrar duly appointed by the Board of Directors, he shall maintain the Corporation's books, registers stock certificate and stock transfer books and stock ledgers, and such other books, records and papers as the Board of Directors may from time to time entrust to him. He shall give or cause to be given proper notice of all meetings of stockholders and directors as required by law and the By-Laws, and shall perform such other duties as may from time to time be prescribed by the Board of Directors.

          The Treasurer shall have the custody of the corporate funds and securities of the Corporation and shall keep full and accurate account of the receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation in the manner and for the purpose ordered by the Board of Directors, and shall render to the Board of Directors, whenever they may require it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation. And he shall perform such other duties as the Board of Directors may from time to time prescribe.

          Any subordinate officers and assistant officers appointed by the Board of Directors, the Chairman of the Board, the Vice-Chairman of the Board, or the President shall perform such duties as may from time to time be directed by the Board of Directors or the officer who appointed them and any such subordinate officer of assistant officer shall have such powers as may from time to time be conferred upon them by the Board of Directors or the officer who appointed them, except to the extent otherwise provided by law.

          Section 6.  Officers'  Bonds.  The Board of Directors may require
                      ________________
          any officer or officers to furnish the Corporation a bond in such sum and in form and with security satisfactory to the Board of Directors for the faithful performance of the duties of their offices and the restoration to the Corporation in case of death, resignation or removal from office of such officer or officers, of all books, papers, vouchers, money and other property of whatever kind in their possession, belonging to the Corporation.















                                      ARTICLE VI

                                 Agents and Attorneys
                                 ____________________

          The Chairman of the Board, the Vice-Chairman of the Board and the President or any one of them, may appoint such agents, attorneys and attorneys-in-fact of the Corporation as any one of them may deem proper, and any one of them may, by written power of attorney, authorize such agents, attorneys, or attorneys-in-fact, to represent the Corporation and for it and in its name, place and stead, and for its use and benefit to transact any and all business, to the extent authorized, which said Corporation is authorized to transact or do by its Articles of Incorporation, and in its name, place and stead, and as its corporate act and deed, to sign, acknowledge and execute any and all contracts and instruments, in writing, necessary or convenient in the transaction of such business as fully to all intents and purposes as said Corporation might or could do if it acted by and through its regularly elected and qualified officers.


                                     ARTICLE VII

                          Certificate of Stock and Transfers
                          __________________________________

          Section  1.     Forms  and  Execution  of   Certificates.    Each
                          ________________________________________
          stockholder of the Corporation whose stock has been paid for in full shall be entitled to have a certificate or certificates, certifying the number of shares of stock of the Corporation owned by him. The certificates of stock shall be in such form as the Board of Directors shall determine. Each certificate shall be signed by the Chairman or the President, and the Secretary or an Assistant Secretary, having affixed to it the seal of the Corporation, which seal may be facsimile, engraved or printed, and express on its face its number, date of issuance, the number of shares for which and the person to whom it is issued. If the Corporation has a registrar, a transfer agent or a transfer clerk who actually signs such certificates, the signatures of any of the officers above mentioned may be facsimile, engraved or printed. In case any such officer who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such officer were an officer at the date of its issue.

          Section  2.    Transfer  of   Stock.    Shares  of  stock,  after
                         ____________________
          certificates thereof have been issued, shall be transferable only on the stock transfer books of the Corporation which shall be in the possession of the Secretary or of a transfer agent or clerk for the Corporation. No transfer shall be valid against the Corporation until the same is so entered upon its books and the old certificate is surrendered for cancellation.















          Section 3.   Old Certificate to be Cancelled.  No new certificate
                       _______________________________
          shall be issued for previously issued certificates until the former certificate or certificates for the shares represented thereby shall have been surrendered to and cancelled by the Secretary, by writing across the face thereof the word "Cancelled" with the date of cancellation; in case any certificate shall be claimed to be lost or destroyed, no new or duplicate certificate shall be issued for the shares represented thereby and no new certificate shall be issued upon a transfer of such shares, except pursuant to a judgment of a court of competent jurisdiction, duly given and made in accordance with the laws of the State of Missouri, or upon a corporate surety bond or other indemnity in form and amount satisfactory to the Corporation being furnished to the Corporation.

          Section 4.  Treasury Stock.  All issued and outstanding  stock of
                      ______________
          the Corporation that may be purchased or otherwise required by the Corporation shall be treasury stock, and shall be subject to disposal by action of the Board of Directors. Such stock shall neither vote nor participate in dividends while held by the Corporation.

          Section 5.   Registered Stockholders.   The Corporation shall  be
                       _______________________
          entitled to treat the registered holder of any share or shares of stock whose name appears on its books as the owner or holder thereof as the absolute owner of all legal and equitable interest therein for all purposes and (except as may be otherwise provided by law) shall not be bound to recognize any equitable or other claim to or interest in such shares of stock on the part of any other person, regardless of whether or not it shall have actual or implied notice of such claim or interest.

          Section 6.  Closing of Stock Transfer Books - Fixing Record Date.
                      ____________________________________________________
          The Board of Directors shall have power to close the stock transfer books of the Corporation for a period not exceeding fifty (50) days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change, conversion or exchange of capital stock shall go into effect; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding fifty (50) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of, and to vote at, such meeting, and any adjournment thereof or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the Board of Directors shall not have closed the transfer books or set a record date for the determination of its stockholders entitled to vote as herein provided, the date on which notice of the meeting is mailed or the date such dividend is declared or other right announced, as the case may be, shall be the record date for such determination of stockholders so entitled to participate.

                                     ARTICLE VIII

                                         Seal
                                         ____

          The Corporation shall have a corporate seal which shall have inscribed around the circumference thereof "UMB Financial Corporation - Missouri", and elsewhere thereon shall bear the words "Corporate Seal". The corporate seal may be affixed by impression or may be facsimile, engraved or printed.


                                      ARTICLE IX

                               Miscellaneous Provisions
                               ________________________

          Section  1.   Fiscal Year.   The fiscal  year of  the Corporation
                        ___________
          shall be as determined from time to time by the Board of Directors. Absent action by the Board of Directors, the fiscal year of the Corporation shall begin on the first day of January in each calendar year and shall terminate on the last day of December of the same calendar year.

          Section 2.   Failure or Refusal to Give  Notice Upon Request.  If
                       _______________________________________________
          the Secretary, upon written request by the proper party or parties as permitted and provided in these By-Laws, shall fail or refuse to give any notice which he is required to give in accordance with the provisions hereof, the party or parties entitled to require that such notice be given may sign and issue a notice of the character and in the manner herein provided and setting forth in such notice the fact of such failure or refusal on the part of the Secretary to give the notice as requested; and such notice so signed and issued shall have the same force and effect as though signed and issued by the Secretary of the Corporation.

          Section 3.   Checks, Drafts, etc.   All checks and drafts  on the
                       ____________________
          Corporation's bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers or agent or agents as shall be thereunto duly authorized from time to time by the Board of Directors; provided, that the Board of Directors may authorize the use of facsimile signatures of such officers and upon such terms and subject to such conditions as the Board of Directors may determine.













          Section 4.  Indemnification of Directors and Officers.
                      _________________________________________
          1. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (which shall be deemed to include any employee benefit plan of the Corporation or any other corporation) may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (which shall include any excise taxes assessed against a person with respect to an employee benefit plan) actually and reasonably incurred by him in connection with such action, suit or proceeding so long as the results of an investigation of the matter as described in
          Section 4 includes a finding that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or the participants or beneficiaries of any employee benefit plan, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided, however, that in an action by or in the right of the Corporation no indemnification shall be made in respect of any judgments, fines and amounts paid in settlement and provided further that in such an action there shall be no indemnification for any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that a court of competent jurisdiction so orders.

          2. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo
                                                                       ____
          contendere or  its equivalent,  shall  not, of  itself, create  a
          __________
          presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          3. Any person who has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in
          Section 1 above, shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          4. Except as provided in Section 3, indemnification of anyone under Section 1, unless ordered by a court, shall be made by the Corporation only as authorized in each case upon a determination that it is proper because the director, officer or employee has met the applicable standard of conduct set forth. Such a determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, or if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

          5. Notwithstanding anything herein to the contrary, no director, officer or employee shall be indemnified against any expenses, penalties or other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the bank.

          6. If authorized by the Board of Directors, the Corporation may advance the costs and expenses incurred in defending a civil or criminal action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined that he is not entitled to indemnification.

          7. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation or is or was serving at the request of the
          Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability for which it may indemnify such people under the terms of this Article.

          8. The indemnification provided for directors, officers or employees of the Corporation shall not be deemed exclusive of any other rights to which those officers, directors or employees may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to actions in his or her official capacity and as to actions in another capacity while holding such office, and shall continue as to any person who has ceased to be a director, officer or employee of the Corporation and shall inure to the benefit of his or her heirs, executors and administrators.

          Section 5.   Amendments to By-Laws.  The Board of Directors shall
                       _____________________
          have the power to make, alter, amend or repeal the By-Laws of this Corporation from time to time.